OTG Latin America Fund
Class A Shares Ticker: OTGAX
Institutional Class Shares Ticker: OTGIX

(the “Fund”)

a series of
World Funds Trust

Supplement dated April 10, 2025
To the Prospectus and Statement of Additional Information dated July 31, 2024

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information for OTG Latin America Fund (the “Fund”) and should be read in conjunction with those documents.

At a meeting held on March 28, 2025, the Fund’s Board of Directors (“Board”) approved an Agreement and Plan of Reorganization (“Agreement”) between the Fund and OTG Latin America ETF (“Acquiring ETF”), a newly created series of ETF Opportunities Trust (“ETFOT”) that will operate as an exchange-traded fund (“ETF”) and, pursuant to which the Fund will transfer its assets to the Acquiring ETF, in exchange for shares of the Acquiring ETF and the assumption by the Acquiring ETF of the Fund’s liabilities (the “Reorganization”). As a result of the Reorganization, the Fund, which is currently operated as a mutual fund, will be converted into an ETF.

If the Agreement is approved by Fund shareholders and subject to certain closing conditions set forth in the Agreement, upon completion of the Reorganization, shareholders of the Fund (who hold their Fund shares through an account that may hold Acquiring ETF shares (“Qualifying Account”)) will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Fund (and cash in lieu of fractional shares, if any) held immediately prior to the Reorganization. As a result, shareholders of the Fund will become shareholders of the Acquiring ETF following the Reorganization and will no longer be shareholders of the Fund.

The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes. Although the distribution to shareholders of cash in lieu of fractional shares is expected to be a small amount, it will likely be a taxable event for shareholders who hold their shares in a taxable account. Shareholders are encouraged to consult their tax advisors to determine the effect of such a small redemption.

Following the Reorganization, OTG Asset Management, Ltd. (“OTGAM”), the Fund’s current investment adviser, will serve as the Acquiring ETF’s investment adviser and make the day-to-day investment portfolio decisions for the Acquiring ETF. The Fund’s current portfolio manager also will continue to serve as the portfolio manager of the Acquiring ETF. Tidal Investments, LLC will serve as the Sub-Adviser of the Acquiring ETF. The Acquiring ETF has been established solely to effect the Reorganization and will carry on the business of the Fund and assume its performance and financial records. The board of trustees of the ETFOT and the Acquiring ETF is comprised of the same individuals that comprise the Board.

The Acquiring ETF will have the same investment objective, similar principal investment strategies and principal risks as the Fund. OTGAM intends to manage the Acquiring Fund in the same manner as the Fund.

OTGAM believes that the Reorganization will permit the Fund’s shareholders to pursue similar investment goals in the Acquiring ETF but with a lower total expense ratio than the Fund. The overall total expenses for the Acquiring ETF are expected to be 0.95% of the Acquiring ETF’s average daily net assets. Management also believes the Reorganization will provide other benefits for the Fund’s shareholders by becoming shareholders in the Acquiring ETF, including, but not limited to, increased portfolio transparency, the potential for enhanced tax efficiency and the ability to purchase and sell shares throughout the trading day at the then-prevailing market price on an exchange.

The Fund’s Board has determined that the Reorganization is in the best interests of the Fund and its shareholders, and that the interests of the Fund’s shareholders will not be diluted because of the Reorganization. Accordingly, the Board has recommended that shareholders approve the Agreement.

Shareholders of record of the Fund will receive a Proxy Statement/Prospectus which will contain additional information about the Reorganization, including but not limited to: similarities and differences between the Acquiring ETF and the Fund, fees and expenses, the structure and operations of ETFs, terms and conditions of the Agreement, the Board’s consideration in approving the Agreement, the tax-free treatment of the Reorganization, the shareholder meeting, voting instructions and a proxy card.

The shareholder meeting is expected to occur on or about June 12, 2025, and the Reorganization is expected to occur on or about June 20, 2025.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

* * * * *

This supplement, the Fund’s Prospectus, and the Fund’s Statement of Additional Information provide the information a prospective investor should know about the Fund and should be retained for future reference. You may obtain each Prospectus or Statement of Additional Information without charge by emailing the Fund at mail@ccofva.com.